UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2012

FRANKLIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-35085	27-4132729
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

4501 Cox Road, Glen Allen, Virginia 23060

(Address of principal executive offices) (Zip Code)

(804) 967-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2012, the stockholders of Franklin Financial Corporation (the “Company”) approved the Franklin Financial Corporation 2012 Equity Incentive Plan (the “Plan”). Employees, officers and directors of the Company or its affiliates are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company’s definitive proxy materials for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 12, 2012.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of stockholders of Franklin Financial Corporation (the “Company”) was held on February 21, 2012.

(b)	The final vote results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for terms of three years or until their successors are elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Hugh T. Harrison II	8,259,311	1,137,982	2,900,550
Elizabeth W. Robertson	9,149,378	247,915	2,900,550
George L. Scott	9,149,378	247,915	2,900,550

2.	A vote was taken on the approval of the Franklin Financial Corporation 2012 Equity Incentive Plan and such plan was approved by stockholders by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,331,757	1,041,877	23,659	2,900,550

3.	The appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of Franklin Financial Corporation for the fiscal year ending September 30, 2012 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
12,245,628	48,115	4,100

4.	A resolution to approve the compensation of the Company’s named executive officers was approved by stockholders by the following non-binding advisory vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,042,782	337,811	16,700	2,900,550

5.	The results of the non-binding advisory vote with respect to the frequency of the advisory vote on the compensation of the Company’s named executive officers were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
8,600,541	133,780	650,947	12,025	2,900,550

(c)	Not applicable.

(d)	The Company has determined to include in its proxy materials the stockholder advisory vote on the compensation of its named executive officers on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN FINANCIAL CORPORATION

Date: February 23, 2012	By:	/s/ Richard T. Wheeler, Jr.
Richard T. Wheeler, Jr.
Chairman, President and
Chief Executive Officer